SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:     April 22, 2004

DUPONT PHOTOMASKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-20839	74-2238819
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation or organization)

131 OLD SETTLERS BLVD.
ROUND ROCK, TEXAS  78664

(Address of principal executive offices, with zip code)

(512) 310-6500

Registrant’s telephone number, including area code

Item 7.            Financial Statements and Exhibits

(c)           Exhibits.

99.1         Press release dated April 22, 2004 by DuPont Photomasks, Inc.

Item 12.         Results of Operations and Financial Condition

On April 22, 2004, DuPont Photomasks, Inc., a Delaware corporation (“DPI”), announced its financial results for the fiscal quarter ended March 31, 2004.  A copy of DPI’s press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

This Report on Form 8-K is being furnished pursuant to Item 12.  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT PHOTOMASKS, INC.

Date: April 22, 2004	/s/ James W. Boeckman
James W. Boeckman
Executive Vice President, General Counsel and Secretary

DUPONT PHOTOMASKS, INC.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated April 22, 2004